                                                                    EXHIBIT 99.1

                                FIRST AMENDMENT

                                       TO

                     AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") dated
                                                         ---------------
as of January 1, 1997 relates to that certain Amended and Restated Credit Agreement dated as of September 24, 1996 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among Acme Alabama, Inc., Acme Dixie Inc., Acme Duval Inc., Acme Rents, Inc., The Air & Pump Company and Walker Jones Equipment, Inc. (collectively, the

"Borrowers"), RSC Acquisition Corp., RSC Holdings, Inc. and Rental Service
----------
Corporation (collectively, the "Parent Guarantors"), each financial institution
                                -----------------
identified on Annex I thereto (together with its successors and permitted assigns pursuant to Section 12.8 thereof, a "Lender"), the Issuing Bank and BT
                                             ------
Commercial Corporation ("BTCC") acting as agent for the Lenders and the Issuing
                         ----
Bank (in such capacity, together with any successor agent appointed pursuant to
Section 11.8 thereof, the "Agent").
                           -----


          1.   Definitions.    Capitalized terms used and not otherwise defined
               -----------
herein have the meanings assigned to them in the Credit Agreement.

          2.   Amendments to the Credit Agreement.  Upon the "Effective Date"
               ----------------------------------
(as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

               2.1  Amendments to Section 1.1.  Section 1.1 of the Credit
                    -------------------------
     Agreement is hereby amended as follows:

                    (a) the definition of "Applicable Eurodollar Rate Margin" is amended to delete the text thereof in its entirety and to substitute in lieu thereof the definition set forth on Exhibit I
                                                                 ---------
          attached hereto and made a part hereof;

                    (b) the definition of "Applicable Prime Rate Margin" is amended to delete the text thereof in its entirety and to substitute in lieu thereof the definition set forth on
          Exhibit II attached hereto and made a part hereof;
          ----------

                    (c) the definition of "Borrowing Base" is amended to delete the text of clause (ii) thereof in its entirety and to substitute in lieu thereof the following:

                    "(ii)  (A) from the Effective Date until the First Amendment
               Effective Date, seventy-five percent (75%) of the value of Eligible Rental Equipment of the Borrower, (B) from the First Amendment Effective Date through December 31, 1998, one hundred percent (100%) of the value of Eligible Rental Equipment of the Borrower, (C) from January 1, 1999 through December 31, 1999, ninety percent (90%) of the value of Eligible Rental Equipment of the Borrower, (D) from January 1, 2000 through December 31, 2000, eighty percent (80%) of the value of Eligible Rental Equipment of the Borrower and (E) from January 1, 2001 through the Expiration Date, seventy-five percent (75%) of the value of Eligible Rental Equipment of the Borrower, minus"
                                          -----

                    (d) the definition of "Change of Control" is amended to delete the text thereof in its entirety and to substitute in lieu thereof the definition set forth on Exhibit III attached hereto and
                                              -----------
          made a part hereof.

                    (e) the definition of "Commitment" is amended to delete the reference therein to "$125,000,000" and to substitute in lieu thereof "$200,000,000";

                    (f) the definition of "Expiration Date" is amended to delete the reference therein to "Effective Date" and to substitute in lieu thereof "First Amendment Effective Date";

                    (g) the definition of "Financial Covenants" is amended to insert ", 8.5(g)" immediately following the reference therein to
                    ------
          "8.5(f)";
          -------

                    (h) the following definition of "First Amendment Effective Date" is hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

                    "First Amendment Effective Date means the "Effective Date"
                     ------------------------------
               under (and as defined in) the First Amendment to Amended and Restated Credit Agreement dated as of January 1, 1997 among the Borrowers, the Parent Guarantors, the Agent and the Lenders."

                    (i) the definition of "Voting Power" is amended to add the following phrase immediately before the period at the end thereof:
          "other than such shares issued pursuant to RSC's employee stock option plan (which shall be in form and substance reasonably satisfactory to the Agent and the Majority Lenders)".


               2.2  Amendment to Section 4.4.  Section 4.4 of the Credit
                    ------------------------
     Agreement is hereby amended to add the following proviso immediately before the period at the end thereof:

               ", provided that if the Interest Coverage Ratio for the three-
                  --------
               month period ending on December 31, 1996 and, thereafter, for each of the applicable periods ending on the then two most recent Quarterly Determination Dates (as shown on the quarterly Compliance Certificates delivered pursuant to Section 7.1(c)) is
                                                             --------------
               within the ranges set out below and no Default or Event of Default exists as of either of such Quarterly Determination Dates, the Unused Line Fee shall accrue at the per annum rates
                                                              --- -----
               set out opposite the applicable range indicated below:

                         Interest               Unused Line
                        Coverage Ratio            Fee Rate
                    --------------------        -----------
                    Greater than 3.0:1
                    and not more than 3.5:1         0.40%

                    Greater than 3.5:1

                    and not more than 4.0:1         0.35%

                    Greater than 4.0:1              0.30%

               In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Interest Coverage Ratio which requires a change in the rate at which the Unused Line Fee accrues, the change in such rate shall be effective from the March 1, June 1, September 1 or December 1, as applicable, immediately following receipt of such Compliance Certificate until the next such date on which such rate is subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Interest Coverage Ratio which requires a change in such rate. The failure to deliver any Compliance Certificate by the date required under the Credit Agreement (after giving effect to any applicable grace period) shall automatically cause such rate to be 0.50% per
                                                                       ---
               annum, effective as of the first day of the fiscal quarter
               -----
               immediately following the date on which the delivery of the Compliance Certificate was otherwise required."

               2.3  Amendment to Section 8.2.  Section 8.2 of the Credit
                    ------------------------
     Agreement is hereby amended to delete in its entirety the text thereof and to substitute in lieu thereof the text set forth on Exhibit IV attached
                                                         ----------
     hereto and made a part hereof.

               2.4  Amendment to Section 8.3.  Section 8.3 of the Credit
                    ------------------------
     Agreement is hereby amended to delete in its entirety the text thereof and to substitute in lieu thereof the text set forth on Exhibit V attached
                                                         ---------
     hereto and made a part hereof.

               2.5  Amendment to Section 8.4.  Section 8.4 of the Credit
                    ------------------------
     Agreement is hereby amended to delete in its entirety the text thereof and to substitute in lieu thereof the text set forth on Exhibit VI attached
                                                         ----------
     hereto and made a part hereof.

               2.6  Amendments to Section 8.5.  Section 8.5 of the Credit
                    -------------------------
     Agreement is hereby amended as follows:

                    (a) the text of clause (f) thereof is deleted in its entirety and the text set forth on Exhibit VII attached hereto and
                                             -----------
          made a part hereof is substituted in lieu thereof;

                    (b) clause (g) thereof is re-designated as clause (h) thereof; and

                    (c)  the following is inserted as new clause (g) thereof:

                    "(g)  Acquisitions directly related to, or in the same line of, the business as conducted by the Credit Parties as of the Closing Date, provided that the Credit Parties shall not, without
                             --------
               the approval of the Majority Lenders, make any single Acquisition (or series of related Acquisitions) in any Fiscal Year in excess of $15,000,000 and shall not, without the approval of the Majority Lenders, make Acquisitions, (i) for Fiscal Year 1996 in an aggregate amount in excess of $20,000,000 (excluding consideration consisting of the common stock of RSC) or (ii) for the period from January 1, 1997 until the Expiration Date, in an aggregate amount in excess of the sum of (A) $160,000,000 (excluding consideration consisting of the common stock of RSC), plus (B) cash proceeds received by RSC immediately and directly
               ----
               from the issuance of the common stock of RSC (other than pursuant to the IPO) during such period; and"

               2.7  Amendment to Section 8.20.  Section 8.20 of the Credit
                    -------------------------
     Agreement is hereby amended to delete the reference therein to "8.5(f)" and
                                                                     ------
     to substitute in lieu thereof "8.5(g)".
                                    ------

               2.8  Amendment to Annex I.  Annex I to the Credit Agreement is
                    --------------------
     hereby deleted in its entirety and new Annex I, attached hereto as Exhibit
                                                                        -------
     VIII, is substituted in lieu thereof.
     ----

               2.9  Amendment to Exhibit J.  Exhibit J to the Credit Agreement
                    ----------------------
     (Projections) is hereby deleted in its entirety and new Exhibit J, attached hereto as Exhibit IX, is substituted in lieu thereof.
               ----------

               2.10 Amendment to Exhibit O.  Exhibit O to the Credit Agreement
                    ----------------------
     (Form of Compliance Certificate) is hereby deleted in its entirety and new Exhibit O, attached hereto as Exhibit X, is substituted in lieu thereof.
                                   ---------

               2.11 Amendment to Schedule B.  Schedule B to the Credit Agreement
                    -----------------------
     (Real Property Locations) is hereby amended by adding the real property locations and the information pertaining thereto set forth on Exhibit XI
                                                                   ----------
     attached hereto.

              2.12 Amendments to Schedule D.  Part 8.7 of Schedule D to the
                   ------------------------
     Credit Agreement (Permitted Existing Liens) is deleted in its entirety and new Part 8.7, attached hereto as Exhibit XII, is substituted in lieu
                                      -----------
     thereof.

          3.   Representations and Warranties.  Each of the Borrowers hereby
               ------------------------------
represents and warrants to each Lender, the Issuing Bank and the Agent that, as of the Effective Date and after giving effect to this First Amendment:

          (a) Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the Effective Date, as if then made, other than representations and warranties that relate solely to an earlier date;

          (b) No Default or Event of Default shall have occurred and is continuing;

          (c) No change, occurrence, event or development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing; and

          (d)  No Change of Control has occurred.

          4.   Effective Date.  This First Amendment shall become effective as
               --------------
of the date, on or before January 31, 1997 (the

"Effective Date") when each of the following conditions shall have been
 --------------
satisfied:

          (a) the Agent shall have received each of the following documents, in each case in form and substance satisfactory to the Agent:

               (i) counterparts hereof executed by each Borrower, each Parent Guarantor, the Agent and each Lender;

               (ii) an amended and restated Note made by each Borrower, in each case payable to BTCC, in a principal amount of $90,000,000 and otherwise in substantially in the form of Exhibit D to the Credit Agreement;

               (iii) a Reaffirmation of Guaranty and Contribution Agreements executed by each Borrower in favor of the Agent, the Issuing Bank and the Lenders, pursuant to which each Borrower confirms its full and unconditional guarantee of the payment and performance of the Obligations of each other Borrower;

               (iv) to the extent not delivered to the Agent prior to the date hereof, on a best efforts basis, Collateral Access Agreements with respect to each real property location leased or subleased by the Credit Parties;

               (v) to the extent not delivered to the Agent prior to the date hereof, Uniform Commercial Code financing statements for filing in all jurisdictions as may be necessary or desirable to perfect the Liens granted to the Agent, for the benefit of the Holders, in the Collateral;

               (vi) To the extent not already delivered, Certificates of Insurance issued by RSC's insurance agent(s) or carrier(s) evidencing RSC's insurance coverage listed on Schedule C to the Credit Agreement
          (A) showing that all Collateral locations are covered by such insurance policies and (B) showing the Agent asan additional insured with respect to RSC's liability insurance policies and loss payee with respect to RSC's business interruption policies and casualty insurance policies covering the Collateral, together with a Lender's Loss Payable Endorsement (mortgagee form), executed by such agent or carrier in favor of the Agent;

               (vii) a certificate of the Secretary or Assistant Secretary of each Credit Party certifying (A) the resolutions of the Board of Directors of such Credit Party authorizing the execution, delivery and performance of this First Amendment and the Credit Documents executed in connection herewith, (B) the names, incumbency and signatures of the officers of such Credit Party authorized to execute, deliver and perform such Credit Documents and (C) the accuracy and completeness of the Governing Documents delivered by such Credit Party to the Agent, the Issuing Banks and the Lenders prior to the First Amendment Effective Date, attaching any and all amendments and modifications of such Governing Documents not previously delivered to such parties;

               (viii) a certificate of the chief executive officer, chief financial officer or treasurer of each Credit Party executed and delivered on behalf of such Credit Party certifying that all conditions precedent to the effectiveness of this First Amendment (other than conditions within the control of the Agent and the Lenders) have been met and no Default or Event of Default has occurred or is continuing;

               (ix) a Solvency Certificate for the Credit Parties, on a combined basis, executed by the chief financial officer or treasurer of the Credit Parties, together with such analyses, valuations, appraisals, reviews, projections and other documentation as the Agent deems appropriate;

               (x) an opinion of counsel to the Credit Parties with respect to this First Amendment and other matters which the Agent may reasonably request; and

               (xi) such additional documentation as the Agent may reasonably request.

          (b) No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this First Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

          (c) All Fees, and all Expenses as to which the Credit Parties have received an invoice, in each case which are payable on or before the Effective Date shall have been paid.

          5.   Miscellaneous.  This First Amendment is a Credit Document.  The
               -------------
headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or the Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

          6.   Counterparts.  This First Amendment may be executed in any number
               ------------
of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          7.   GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
               -------------
THIS FIRST AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS FIRST AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Agent, the Lenders, the Borrowers and the Parent Guarantors have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



BORROWERS:                    ACME ALABAMA, INC.,
---------                       an Alabama corporation


                              By: /s/ Douglas A. Waugaman
                                 ------------------------
                              Title: Vice President & Secretary
                                    ---------------------------


                              ACME DIXIE INC.,
                                a Delaware corporation


                              By: /s/ Douglas A. Waugaman
                                 ------------------------
                              Title: Vice President & Secretary
                                    ---------------------------


                              ACME DUVAL INC.,
                                a Delaware corporation


                              By: /s/ Douglas A. Waugaman
                                 ------------------------
                              Title: Vice President & Secretary
                                    ---------------------------


                              ACME RENTS, INC.,
                                a California corporation


                              By: /s/ Douglas A. Waugaman
                                 ------------------------
                              Title: Vice President & Secretary
                                    ---------------------------


                              THE AIR & PUMP COMPANY,
                                a Texas corporation

                              By: /s/ Douglas A. Waugaman
                                 ------------------------
                              Title: Vice President & Secretary
                                    ---------------------------


                              WALKER JONES EQUIPMENT, INC.,
                                a Mississippi corporation


                              By: /s/ Douglas A. Waugaman
                                 ------------------------
                              Title: Vice President & Secretary
                                    ---------------------------


PARENT GUARANTORS:            RSC ACQUISITION CORP.,
-----------------               a Delaware corporation


                              By: /s/ Douglas A. Waugaman
                                 ------------------------
                              Title: Vice President & Secretary
                                    ---------------------------


                              RSC HOLDINGS, INC.,
                                a Delaware corporation


                              By: /s/ Douglas A. Waugaman
                                 ------------------------
                              Title: Vice President & Secretary
                                    ---------------------------


                              RENTAL SERVICE CORPORATION,
                                a Delaware corporation


                              By: /s/ Douglas A. Waugaman
                                 ------------------------
                              Title: Vice President & Secretary
                                    ---------------------------


AGENT:                        BT COMMERCIAL CORPORATION,
-----                           as Agent


                              By: /s/ Albert Sun
                                 ---------------
                                  Vice President

LENDERS:                      BT COMMERCIAL CORPORATION
-------


                              By: /s/ Albert Sun
                                 ---------------
                                  Vice President

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ William Shiao
                                 ------------------
                                  Assistant Secretary


                              CONGRESS FINANCIAL CORPORATION


                              By: /s/ Victor Hordies
                                 -------------------
                                  Vice President


                              GIBRALTAR CORPORATION OF AMERICA


                              By: /s/ Harvey Friedman
                                 --------------------
                                  Senior Vice President


                              NATIONSBANK OF TEXAS, N.A.


                              By: /s/ E. James Beckemeier
                                 ------------------------
                                  Vice President


                              SANWA BANK CALIFORNIA


                              By: /s/ Joseph C. Arco
                                 -------------------
                                  Vice President

                              UNION BANK OF CALIFORNIA, N.A.


                              By:  /s/ Martin Valencia
                                  --------------------
                                  Asst. Vice President

                                   EXHIBIT I
                                      TO
                                FIRST AMENDMENT



              New Definition of Applicable Eurodollar Rate Margin
              ---------------------------------------------------


          Applicable Eurodollar Rate Margin means (a) from the Effective Date
          ---------------------------------
until the First Amendment Effective Date, a rate per annum equal to 2.50%, (b)
                                                 --- -----
from the First Amendment Effective Date until the first anniversary of the Effective Date, a rate per annum equal to 2.00%, provided that if the Interest
                       --- -----                 --------
Coverage Ratio for the three-month period ending on December 31, 1996 and, thereafter, for each of the applicable periods ending on the then two most recent Quarterly Determination Dates (as shown on the quarterly Compliance Certificates delivered pursuant to Section 7.1(c)) is within the ranges set out
                                   --------------
below and no Default or Event of Default exists as of either of such Quarterly Determination Dates, the Applicable Eurodollar Rate Margin shall be the per
                                                                        ---
annum rates set out opposite the applicable range indicated below:
-----

                             APPLICABLE EURODOLLAR
 INTEREST COVERAGE RATIO          RATE MARGIN
 -----------------------     ---------------------
   Greater than 3.5:1                1.75%
   and not more than
   4.0:1

   Greater than 4.0:1                1.50%

and (c) from the first anniversary of the Effective Date, a rate per annum equal
                                                                 --- -----
to 2.25%, provided that if the Interest Coverage Ratio for each of the
          --------
applicable periods ending on the then two most recent Quarterly Determination Dates (as shown on the quarterly Compliance Certificates delivered pursuant to
Section 7.1(c)) is within the ranges set out below and no Default or Event of
--------------
Default exists as of either of such Quarterly Determination Dates, the Applicable Eurodollar Rate Margin shall be the per annum rates set out opposite the applicable range indicated below:
       --- -----

                             APPLICABLE EURODOLLAR
 INTEREST COVERAGE RATIO          RATE MARGIN
 -----------------------     ---------------------
    Greater than 3.0:1               2.00%
    and not more than
    3.5:1

    Greater than 3.5:1               1.75%
    and not more than
    4.0:1

    Greater than 4.0:1               1.50%

In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Interest Coverage Ratio which requires a change in the Applicable Eurodollar Rate Margin, the change in the Applicable Eurodollar Rate Margin shall be effective from the March 1, June 1, September 1 or December 1, as applicable, immediately following receipt of such Compliance Certificate until the next such date on which the Applicable Eurodollar Rate Margin is subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Interest Coverage Ratio which requires a change in the Applicable Eurodollar Rate Margin. The failure to deliver any Compliance Certificate by the date required under the Credit Agreement (after giving effect to any applicable grace period) shall automatically cause the Applicable Eurodollar Rate Margin to be the maximum per
                                                                            ---
annum rates for the periods described in clauses (b) and (c) above, as
-----                                    -----------     ---
applicable, effective as of the first day of the fiscal quarter immediately following the date on which the delivery of the Compliance Certificate was otherwise required.

                                   EXHIBIT II
                                       TO
                                FIRST AMENDMENT



                 New Definition of Applicable Prime Rate Margin
                 ----------------------------------------------


          Applicable Prime Rate Margin means (a) from the Effective Date until
          ----------------------------
the First Amendment Effective Date, a rate per annum equal to 1.00%, (b) from
                                           --- -----
the First Amendment Effective Date until the first anniversary of the Effective Date, a rate per annum equal to 0.50%, provided that if the Interest Coverage
             --- -----                 --------
Ratio for the three-month period ending on December 31, 1996 and, thereafter, for each of the applicable periods ending on the then two most recent Quarterly Determination Dates (as shown on the quarterly Compliance Certificates delivered pursuant to Section 7.1(c)) is within the ranges set out below and no Default or
            --------------
Event of Default exists as of either of such Quarterly Determination Dates, the Applicable Prime Rate Margin shall be the per annum rates set out opposite the
                                          --- -----
applicable range indicated below:

                             APPLICABLE PRIME
 INTEREST COVERAGE RATIO        RATE MARGIN
 -----------------------     ----------------
    Greater than 3.5:1               0.25%
    and not more than
    4.0:1

    Greater than 4.0:1               -0-

and (c) from the first anniversary of the Effective Date, a rate per annum equal
                                                                 --- -----
to 0.75%, provided that if the Interest Coverage Ratio for each of the
          --------
applicable periods ending on the then two most recent Quarterly Determination Dates (as shown on the quarterly Compliance Certificates delivered pursuant to
Section 7.1(c)) is within the ranges set out below and no Default or Event of
--------------
Default exists as of either of such Quarterly Determination Dates, the Applicable Prime Rate Margin shall be the per annum rates set out opposite the applicable range indicated below:
    --- -----

                             APPLICABLE PRIME
 INTEREST COVERAGE RATIO       RATE MARGIN
 -----------------------     ----------------
   Greater than 3.0:1                 .50%
   and not more than
   3.5:1

   Greater than 3.5:1                0.25%
   and not more than
   4.0:1

   Greater than 4.0:1                 -0-

In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Interest Coverage Ratio which requires a change in the Applicable Prime Rate Margin, the change in the Applicable Prime Rate Margin shall be effective from the March 1, June 1, September 1 or December 1, as applicable, immediately following receipt of such Compliance Certificate until the next such date on which the Applicable Prime Rate Margin is subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Interest Coverage Ratio which requires a change in the Applicable Prime Rate Margin. The failure to deliver any Compliance Certificate by the date required under the Credit Agreement (after giving effect to any applicable grace period) shall automatically cause the Applicable Prime Rate Margin to be the maximum per annum rates for the
                                                   --- -----
periods described in clauses (b) and (c) above, as applicable, effective as of
                     -----------     ---
the first day of the fiscal quarter immediately following the date on which the delivery of the Compliance Certificate was otherwise required.

                                  EXHIBIT III
                                      TO
                                FIRST AMENDMENT

                      New Definition of Change of Control
                      -----------------------------------


          Change in Control means the occurrence of one or more of the following
          -----------------
events:

          (a) To the extent that Brentwood RSC Partners, L.P. is required to be the beneficial owner of any of the Voting Power under clause (b) below,
                                                           ----------
     Brentwood RSC Partners, L.P. shall cease to be managed by one or more members of Brentwood Associates;

          (b) Brentwood RSC Partners, L.P. shall cease to be the legal and beneficial owner of at least 30% of the Voting Power; provided, however,
                                                           --------  -------
     that after the First Amendment Effective Date, it shall not be a Change of Control if (i) the Average Market Capitalization of RSC for the ninety day period ending on the applicable date of determination (as shown on an officer's certificate described in clause (ii) below), is no less than one
                                        -----------
     hundred twenty five million dollars ($125,000,000), (ii) the Credit Parties have delivered to the Agent and the Lenders an officer's certificate regarding Average Market Capitalization and the amount of cash proceeds received by RSC from the issuance of RSC common stock after the First Amendment Effective Date and before such date of determination, in each case together with supporting calculations in reasonable detail and (iii) Brentwood RSC Partners, L.P. shall be the legal and beneficial owner of at least the percentage of the Voting Power set out below opposite the applicable period following the First Amendment Effective Date and in the column corresponding to the amount of cash proceeds received by RSC from the issuance of RSC common stock (as set forth in the certificate delivered pursuant to clause (ii) above):
                 -----------

                                    Minimum Percentage of Voting Power Based
                                  Upon Cash Proceeds Received by RSC from Sales
                                               of RSC Common Stock
                       -----------------------------------------------------------------
                                         At least         At least
                                         $50,000,000      $75,000,000
Applicable             Less than         but less than    but less than     $100,000,000
  Period               $50,000,000       $75,000,000      $100,000,000        or more
----------             -----------       -------------    -------------     ------------
First
Amendment                   25%              12.5%             12%            10%
Effective
Date until
3/15/97

3/15/97                     20%               7.5%              5%             0%
until
9/15/97

9/15/97                     10%                 0%              0%             0%
until
3/15/98

3/15/98                      5%                 0%              0%             0%
until
9/15/98

9/15/98 and                  0%                 0%              0%             0%
thereafter

     (The officer's certificate described above shall not be delivered at any time a Default or Event of Default has occurred and is continuing and, notwithstanding the proper delivery of any such officer's certificate, no sale, transfer or other disposition of the Voting Power resulting in Brentwood RSC Partners, L.P. ceasing to be the legal and beneficial owner of the required percentage of the Voting Power in effect immediately prior to the delivery of such officer's certificate shall occur at any time a Default or Event of Default has occurred and is continuing.)

          (c) Any Person or group (within the meaning of Rule 13d-5, as in effect on the Closing Date, under the

     Securities Exchange Act of 1934, as amended) shall be the beneficial owner of more than 30% of the Voting Power;

          (d) During any period of 12 consecutive calendar months ending after the Effective Date, individuals who at the beginning of any such 12-month period constituted the board of directors of RSC (together with any new directors whose election by such board or whose nomination for election by the shareholders of RSC was approved by a vote of a majority of the directors still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason to constitute a majority of the board of directors of RSC then in office; or

          (e) RSC shall cease to be the legal and beneficial owner, directly or indirectly, of all of the issued and outstanding capital stock of any other Credit Party, except to the extent that the capital stock of a Borrower may be sold in a transaction permitted under this Credit Agreement.

                                  EXHIBIT IV
                                      TO
                                FIRST AMENDMENT

                                New Section 8.2
                                ---------------

          8.2  Minimum Interest Coverage Ratio.  The Credit Parties shall not
               -------------------------------
permit the ratio of (i) EBITA to (ii) Interest Expense (other than non-cash Interest Expense on Indebtedness under the Citicorp Purchase Agreement) as determined as of each Quarterly Determination Date set out below, for the twelve-month period ending on such Quarterly Determination Date, to be less than the ratio set out opposite such period below:

      QUARTERLY
 DETERMINATION DATE     MINIMUM RATIO
 ------------------     -------------
 September 30, 1996         2.5x

 December 31, 1996          2.5x

 March 31, 1997             2.3x

 June 30, 1997              2.3x

 September 30, 1997         2.3x

 December 31, 1997          2.3x

 March 31, 1998             2.3x

 June 30, 1998              2.3x

 September 30, 1998         2.3x

 December 31, 1998          2.4x

 March 31, 1999             2.5x

 June 30, 1999              2.6x

 September 30, 1999         2.7x

 December 31, 1999          3.0x
  and thereafter

                                   EXHIBIT V
                                      TO
                                FIRST AMENDMENT

                                New Section 8.3
                                ---------------

          8.3  Maximum Total Indebtedness Ratio.  The Credit Parties shall not
               --------------------------------
permit the ratio of (i) the aggregate amount of all Indebtedness of the Credit Parties outstanding on each Quarterly Determination Date set out below or at any time thereafter prior to the immediately following Quarterly Determination Date set out below, to (ii) EBITDA, as determined as of each Quarterly Determination Date set out below for the twelve-month period ending on such Quarterly Determination Date, to be greater than the ratio set out opposite such date below:

      QUARTERLY
 DETERMINATION DATE     MINIMUM RATIO
 ------------------     -------------
 September 30, 1996          2.6x

 December 31, 1996           2.5x

 March 31, 1997              3.5x

 June 30, 1997               3.5x

 September 30, 1997          3.5x

 December 31, 1997           3.3x

 March 31, 1998              3.1x

 June 30, 1998               3.0x

 September 30, 1998          2.9x

 December 31, 1998           2.7x

 March 31, 1999              2.7x

 June 30, 1999               2.7x

 September 30, 1999          2.6x

 December 31, 1999           2.5x
  and thereafter

                                  EXHIBIT VI
                                      TO
                                FIRST AMENDMENT

                                New Section 8.4
                                ---------------

          8.4  Minimum EBITDA.  The Credit Parties shall not permit EBITDA, as
               --------------
determined as of each Quarterly Determination Date set out below for the twelve-month period ending on such

Quarterly Determination Date, to be less than the amount set out opposite such date below:

      QUARTERLY
 DETERMINATION DATE     MINIMUM AMOUNT
 ------------------     --------------
 September 30, 1996      $28,300,000

 December 31, 1996       $29,300,000

 March 31, 1997          $30,000,000

 June 30, 1997           $32,000,000

 September 30, 1997      $34,000,000

 December 31, 1997       $36,000,000

 March 31, 1998          $38,000,000

 June 30, 1998           $40,000,000

 September 30, 1998      $42,000,000

 December 31, 1998       $44,000,000

 March 31, 1999          $46,000,000

 June 30, 1999           $48,000,000

 September 30, 1999      $50,000,000

 December 31, 1999       $52,000,000

 March 31, 2000          $54,000,000

 June 30, 2000           $56,000,000

 September 30, 2000      $58,000,000

 December 31, 2000       $60,000,000

 March 31, 2001          $62,000,000

 June 30, 2001           $64,000,000

 September 30, 2001      $66,000,000

 December 31, 2001       $68,000,000

                                  EXHIBIT VII
                                      TO
                                FIRST AMENDMENT

                               New Section 8.5(f)
                               ------------------

          (f) Capital Expenditures and Investments (other than Acquisitions), in each case, directly related to, or in the same line of, the business as conducted by the Credit Parties as of the Closing Date, the aggregate amount of which shall not exceed, in any Fiscal Year set out below, the amount set out opposite such Fiscal Year (the "Maximum Expenditure Amount"):
                                --------------------------

 FISCAL YEAR     MAXIMUM AMOUNT
 -----------     --------------
     1996         $ 63,000,000

     1997         $ 90,000,000

     1998         $105,000,000

     1999         $105,000,000

     2000         $115,000,000

     2001         $105,000,000

provided, however, that the Maximum Expenditure Amount for any Fiscal Year may
--------  -------
be increased by (i) the aggregate amount of cash proceeds (net of any bona fide costs of sale with respect thereto) received by the Credit Parties and their respective Subsidiaries during such Fiscal Year with respect to the sale of Rental Equipment (whether through the actual sale of such Rental Equipment or the sale of stock of the Person owning such Rental Equipment) and (ii) an amount equal to twenty-five percent (25%) of the excess, if any, of (x) the Maximum Expenditure Amount for the immediately preceding Fiscal Year, over (y) the actual amount of Capital Expenditures and Investments (other than Acquisitions) made by the Credit Parties and their respective Subsidiaries under this clause
                                                                        ------
(f) in such immediately preceding Fiscal Year;
---